Exhibit 99.3

2nd Quarter 2004 Earnings Call August 3, 2004

The presentation is designed to accompany the press release issued this morning and Crescent's conference call scheduled for today. Certain statements made during the call and in the presentation materials may be considered forward-looking statements within the meaning of the federal securities laws. Although Crescent believes that the expectations set forth in such statements are based upon reasonable assumptions, Crescent's future operations and its actual performance may differ materially from those indicated in any forward-looking statements. Additional information that could cause actual results to differ materially from these statements are detailed in the earnings release issued this morning and from time to time in Crescent's SEC reports, including its annual report on Form 10-K, quarterly reports on Form 10-Q, and reports on Form 8-K. Forward - looking statements

Management on call John Goff Chief Executive Officer Denny Alberts President & Chief Operating Officer Jerry Crenshaw Executive Vice President & Chief Financial Officer Jane Mody Executive Vice President, Capital Markets

Capital Significant buying power from institutions seeking direct real estate ownership Increasingly competitive acquisition environment Lower return expectations than in the past Discipline High level of third-party investment and market research available Greater access to information from public real estate companies Remember that changes within our environment have caused us to adapt our strategy

Joint-venture core assets Approximately $1 billion in assets joint-ventured to date Expected to double in the near to mid-term Sell non-core assets $1.6 billion in non-core assets sold to date Targeting an additional $200+ million in 2004 Acquire assets principally with joint-venture partners We continue to move toward the goal of becoming a real estate investment management company management company management company management company 5

Funds from operations available to common shareholders before impairments related to real estate assets - diluted ("FFO")(1) 2nd quarter 2004 ? $31.0 million or $0.27 per share Year-to-date 2004 ? $ 58.6 million or $0.50 per share (1) FFO is a supplemental non-GAAP financial measurement used in the real estate industry to measure and compare the operating performance of real estate companies, although these companies may calculate funds from operations in different ways. Crescent reports FFO before taking into account impairment charges required by GAAP which are related to its real estate assets. A reconciliation of our FFO, before and after such impairments to GAAP net income is included in the Company's financial statements accompanying the press release issued this morning and on pages 11 and 12 of the Second Quarter 2004 Supplemental Operating and Financial Data Report also issued this morning. Both are available on our website at www.crescent.com. on our website at www.crescent.com. on our website at www.crescent.com. on our website at www.crescent.com. on our website at www.crescent.com. on our website at www.crescent.com. 2nd quarter financial results met our expectations

(1) FFO is a supplemental non-GAAP financial measurement used in the real estate industry to measure and compare the operating performance of real estate companies, although these companies may calculate funds from operations in different ways. Crescent reports FFO before taking into account impairment charges required by GAAP which are related to its real estate assets. A reconciliation of our FFO, before and after such impairments to GAAP net income is included in the Company's financial statements accompanying the press release issued this morning and on pages 11 and 12 of the Second Quarter 2004 Supplemental Operating and Financial Data Report also issued this morning. Both are available on our website at www.crescent.com. (2) As a result of 2 business-class hotels being classified as held for sale and the 2 remaining business-class hotels being non-core assets, guidance and disclosure are based on the Resorts only. (3) Assumes anticipated reinvestment of $261M during 2004 at an average return on equity of 8% to 12%. (4) Business initiatives include investment land sales and other income. (5) Assumes no speculative reinvestment income. Full year 2004 financial guidance has not changed Company FFO(1) - 2004 Guidance $163,750 to $181,500 $1.40 to $1.55 per share 2004 Segment FFO Guidance Low High Office $274,000 to $276,000 Resort/Hotel (2) 48,000 to 50,000 Residential Development 30,000 to 33,000 Temperature-Controlled Logistics 18,000 to 20,000 Total Segment FFO $370,000 to $ 379,000 Reinvestment of Cash Proceeds(3) $ 10,000 to $ 20,000 Business Initiatives(4) $ 20,000 to $ 32,000 Company FFO(1) - 3rd Quarter 2004 Guidance(5) $23,500 to $26,000 $0.20 - $0.22 per share ($ in thousands)

We are acquiring The Alhambra office property in Coral Gables, Florida Acquisition expected to close in August 318,000 square-foot Class A office property composed of 2 office buildings Located in downtown Coral Gables Approximately 93% leased The Alhambra The Alhambra

2nd quarter office property results met expectations Portfolio % leased occupancy and economic occupancy (1) 88.1% leased occupancy as of June 30, 2004 87.0% economic occupancy as of June 30, 2004 Same-Store NOI growth (1) 2nd quarter 2004 ? (2.9)% GAAP / (7.7)% cash Year-to-date 2004 ? (3.5)% GAAP / (8.0)% cash Year-to-date 2004 ? (3.5)% GAAP / (8.0)% cash Year-to-date 2004 ? (3.5)% GAAP / (8.0)% cash Year-to-date 2004 ? (3.5)% GAAP / (8.0)% cash Year-to-date 2004 ? (3.5)% GAAP / (8.0)% cash Year-to-date 2004 ? (3.5)% GAAP / (8.0)% cash Year-to-date 2004 ? (3.5)% GAAP / (8.0)% cash Year-to-date 2004 ? (3.5)% GAAP / (8.0)% cash Year-to-date 2004 ? (3.5)% GAAP / (8.0)% cash Year-to-date 2004 ? (3.5)% GAAP / (8.0)% cash Year-to-date 2004 ? (3.5)% GAAP / (8.0)% cash Year-to-date 2004 ? (3.5)% GAAP / (8.0)% cash Year-to-date 2004 ? (3.5)% GAAP / (8.0)% cash (1) Excludes 739,138 square feet of properties held for sale

Leasing activity continues at a steady pace Leasing activity 2nd quarter 2004 ? 1.0 million total net rentable square feet leased ? Includes 509,000 square feet renewed or re-leased, resulting in 8.9% decrease in full service rental rates over expiring rates Year-to-date 2004 ? 2.3 million total net rentable square feet leased ? Includes 1.2 million square feet renewed or re-leased, resulting in 13.1% decrease in full service rental rates over expiring rates rates rates rates rates rates rates rates rates rates rates rates rates rates rates rates rates rates rates rates rates rates rates rates rates rates rates rates rates rates rates

83.5% Our occupancy levels continue to improve in our major markets Dallas Austin Houston Denver CEI Leased Occupancy - 6/30/04 (1) Las Vegas Miami Under Construction - 6/30/04 CEI Quoted Rental Rate - 6/30/04 (1) Market Economic Occupancy - 6/30/04 Market Rate - 6/30/04 Market Absorption - 2nd Qtr Deliveries in 2nd Qtr 80.5% 77.7% 81.2% 87.4% $20.75 $20.19 $20.63 $19.57 $28.21 (933,000) 492,000 199,000 155,000 204,000 0 0 0 NA 100,000 120,000 306,000 0 0 400,000 90.6% 87.0 75.5% 80.6% 95.6% 94.7% $30.90 18.41 $20.45 $24.20 $20.58 Sources: Dallas, Houston, Austin & Denver data - The CoStar Group Las Vegas data - Grubb & Ellis - Las Vegas Miami data- Jones, Lang, LaSalle $30.24 (1) Excludes properties held for sale 82.5% $30.10 87,000 0 NA Employment Growth (2) +0.6% +0.4% +0.4% +0.1% +4.8% +1.2% (2) June 2003 vs. June 2004 growth

Source: Based on forecasted data from REIS, December 31, 2003 2003 - 2008 Employment Growth CEI Markets Overall US Market Other National Markets We are in 8 of the 10 fastest-growing major markets for employment in the U.S. New York Philadelphia Boston Los Angeles Miami San Francisco Chicago Portland Denver Washington DC US Seattle Houston San Diego Dallas Atlanta Fort Worth Orange County Las Vegas Phoenix Austin 2003E-2008E

Source: Based on forecasted data from REIS, December 31, 2003 2003 - 2008 CEI Markets Overall US Market Other National Markets Office occupancy in our markets is expected to increase as a result of projected employment growth New York Philadelphia Washington DC San Diego Los Angeles Las Vegas Chicago US Portland Boston Miami Orange County Atlanta Seattle Fort Worth Houston Phoenix Denver San Francisco Dallas Austin 2003E-2008E

Destination resort results are expected to improve in the second half of the year once renovations are complete Sonoma Mission Inn Renovation Under Renovation Rooms under Renovation Three Months Ended June 30, 2004 2003 2004 2003 Same-Store NOI (in thousands) Weighted Average Occupancy Average Daily Rate Revenue Per Available Room 109 0 Fully Operational 61% 75% $279 $285 $169 $215 $881 $2,536 $349 $319 $569 $516 65% 65% $2,428 $1,927 NA NA Total # of Rooms 290 290 746 746 Properties Under Renovation - Sonoma Mission Inn & Spa and Ventana Inn & Spa Fully Operational Properties - Canyon Ranch -Tucson, Canyon Ranch - Lenox and Park Hyatt Beaver Creek Resort & Spa

Desert Mountain Residential lot sales ? 23 - 2nd quarter 2004 / 39 year-to-date 2004 Average sales price per lot ? $683,000 - 2nd quarter 2004 / $792,000 year-to-date 2004 Residential development segment is performing on target Crescent Resort Development Residential unit sales ? 7 - 2nd quarter 2004 / 14 year-to-date 2004 Average sales price per unit ? $1.5 million - 2nd quarter 2004 / $1.3 million year-to-date 2004 Residential lot sales ? 92 - 2nd quarter 2004 / 119 year-to-date 2004 Average sales price per lot ? $95,000 - 2nd quarter 2004 / $121,000 year-to-date 2004 Desert Mountain Crescent Resort Development Crescent Resort Development Crescent Resort Development Crescent Resort Development